
Newcourt Receivables Asset Trust
Monthly Service Certificate-Inputs                              July 1996
Accounts
Collection Account
Beginning Balance                                              0.00
Sum of Deposits from Collections                       5,511,322.63
Add: Servicer Advances                                   633,799.43
Add: Liquidation Proceeds from Servicer                        0.00
Add: Earnings from Eligible Investments                   20,110.27
Less: Collections to reimburse Servicer Advances       1,610,259.07

Reserve Account
Beginning Balance                                      1,199,320.35
Add: Investment Earnings on Reserve Account                5,802.63

Distribution Account
Beginning Balance                                              0.00
Unreimbursed Servicer Advances from Prior Month                0.00
Prior Month Servicing Fee Average                              0.00
Amount Owed to Hedging Counterparty                            0.00

                                                       Series 1996-1 Series 1996-2
Class A Interest Arrearage                                     0.00          0.00
Class B Interest Arrearage                                     0.00          0.00
Class A Principal Arrearage                                    0.00          0.00
Class B Principal Arrearage                                    0.00          0.00
Class C Interest Arrearage                                     0.00          0.00
Class C Principal Arrearage                                    0.00          0.00

Initial A Balance                                      119,656,814.00        0.00
Initial B Balance                                      5,202,470.00          0.00
Initial C Balance                                      5,202,470.00          0.00
Minimum Credit Enhancement                             2,925,889.00          0.00

Restricting Event
Calculations
                                           1 Month      2 Months      3 Months     4 Months        5 Months       6 Months
                             Current        Prior        Prior         Prior        Prior           Prior           Prior
                             --------    ----------    ---------     -----------   ---------     ---------        --------

31-60 Days Past Due         4,984,964     5,429,413     5,567,100     5,335,288     5,963,751            0             0
61-90 Days Past Due           636,137       708,654       740,468       841,986       998,846            0             0
90 Days Past Due              374,889       543,102       724,549       443,094       214,687            0             0
Delinquent (60+ days past
  due)                      1,011,026     1,251,756     1,465,017     1,285,080     1,213,533            0             0
Delinquency Ratio                   2.00%

Gross Charge-Offs             189,272       429,472       632,132       188,037       214,687            0             0
Recoveries                    162,200       372,639       624,792       180,000       180,000            0             0
Charge-Offs -- Net of
  Recoveries                   27,072        56,833         7,340         8,037        34,687            0             0
Charge-Off Ratio                    1.00%

Contact Pool ADCB         111,267,022   115,777,793   121,604,525   125,141,905   127,357,194            0             0

(A) Portfolio Performance Tests:         1 Month Prior    2 Months Prior   3 Months Prior   4 Months Prior 5 Months Prior
                                         -------------    --------------   ---------------  -------------  --------------
                                          (yes/no)         (yes/no)        (yes/no)         (yes/no)        (yes/no)
         Event of Default (Yes/No)             no              no              no              no              no

Schedules
Class A Interest Schedule                                            Series 1996-1   Series 1996-2
- -------------------------                                            -------------   -------------
         Prior Months Series ADCB                                    114,766,922.48        0.00
         Current Months Series ADCB                                  111,267,021.99        0.00
         Prepayments                                                     635,981.67        0.00
         Defaults                                                        374,888.99        0.00
         Opening Class A Principal Balance                           105,486,274.38        0.00
         Opening Class B Principal Balance                             4,797,281.23        0.00
         Opening Class C Principal Balance                             4,797,281.23        0.00

Series Allocations                                                   Series 1996-1   Series 1996-2
- ------------------                                                   -------------   -------------
Series Expected Cash Flow                                            4,305,827.40          0.00
Series Arrearage                                                             0.00          0.00
Aggregate Series Expected Cash Flow                                  4,305,827.40          0.00
Aggregate Series Arrearages                                                  0.00          0.00
Series Allocation Percentage                                               100.00%         0.00%

Newcourt Receivables Asset Trust                                                    Master Trust                 July 1996
Monthly Servicer Certificate - Accounts                  Collection     Reserve     Distribution
                                                           Account      Account       Account     Series 1996-1 Series 1996-2
- -------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances                                     0.00  1,199,320.35        0.00
Investment Earnings                                       20,110.27      5,802.63

Collection Account
Collections [4.3 a]                                    5,511,322.63
Add: Servicer Advances [4.3 b]                           633,799.43
Add: Liquidation Proceeds from Servicer                        0.00
Less: Collections to reimburse Servicer
  Advances [4.3 c]                                    (1,610,259.07)
Less: Investment Earnings to Newcourt [4.2 e]            (20,110.27)    (5,802.63)
- -------------------------------------------------------------------------------------------------------------------------------

Available Amount                                      (4,534,862.99)               4,534,862.99
- ----------------

Payments on Payment Date
   (A) Unreimbursed Servicer Advances [4.3 d i]                0.00                        0.00
   (B) Servicing Fee [4.3 d ii]                          (57,888.90)                  57,888.90
   (C) Amount owed to Hedging Counterparty [4.3 d iii]         0.00                        0.00
   (D) Series Available Amount to each Series of Notes
       [4.3 d iv]                                                                  4,476,974.09   4,476,974.09          0.00
       (1) Class A Interest [4.3 d iv A]                (596,876.50)                                596,876.50          0.00
       (2) Class B Interest [4.3 d iv B]                 (30,102.94)                                 30,102.94          0.00
       (3) Class A Principal [4.3 d iv C]             (3,588,748.27)                              3,588,748.27          0.00
       (4) Reserve Account [4.3 d iv D]                   86,650.13    (86,650.13)                  (86,650.13)         0.00
       (5) Class C Interest [4.3 d iv E]                 (36,179.50)                                 36,179.50          0.00
       (6) Class B Principal [4.3 d iv F]               (112,533.44)                                112,533.44          0.00
       (7) Class C Principal [4.3 d iv G]               (112,533.44)                                112,533.44          0.00
       (8) Class A Accelerated Principal Payment
             [4.3d iv H]                                     (0.00)                                       0.00          0.00
       (9) Class B Accelerated Principal Payment
             [4.3d iv I]                                     (0.00)                                       0.00          0.00
       (10) Pay to Hedging Counterparty [4.3 d iv J]          0.00                                        0.00          0.00
       (11) Class C Accelerated Principal Payment
              [4.3d iv K]                                    (0.00)                                       0.00          0.00
           Subtotal                                      86,650.13
Distributions to Noteholders                         (4,534,862.99)                   57,888.90   4,476,974.09          0.00
Ending Balance                                               0.00    1,112,670.22          0.00

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules                                                                         July 1996

Class A Interest Schedule                                                                         Series 1996-1 Series 1996-2
- -------------------------                                                                         ------------- -------------
       Opening Class A Principal Balance                                                        105,486,274.38          0.00
       Class A Interest Rate                                                                              6.79%         0.00%
       30/360* Class A Interest Rate                                                                      0.57%         0.00%
       Current Class A Interest Distribution                                                        596,876.50          0.00
       Prior Class A Interest Arrearage                                                                   0.00          0.00
       Class A Interest Due                                                                         596,876.50          0.00

Class A Principal Schedule                                                                        Series 1996-1 Series 1996-2
- --------------------------                                                                        ------------- -------------
       Opening Class A Principal Balance                                                          105,486,274.38        0.00
       Prior Months Series ADCB                                                           (1)     114,766,922.48        0.00
       Current Months Series ADCB                                                                 111,267,021.99        0.00
                                                                                                  --------------        ----
                                                                     Difference                   3,499,900.49          0.00
                                                                     Class A Share                       92.00%         0.00%
                                                                     Scheduled Principal Due      3,219,908.45          0.00
       Current Prepayments                                                                          635,981.67          0.00
       Current Defaults                                                                             374,888.99          0.00
                                                                     Class A Total Due            4,230,779.11          0.00
       Prior Class A Arrearage                                                                            0.00          0.00
       Adjustment to Class A Principal Balance Distribution                               (2)      (642,030.84)

       Class A Principal Due                                                                      3,588,748.27          0.00
       Current Class A Arrearage                                                                          0.00          0.00
       Interim Class A Principal Balance after Current Distribution                             101,897,526.11          0.00
       Accelerated Class A Distribution Amount                                                            0.00          0.00
       Ending Class A Principal Balance after Current Distribution                              101,897,526.10          0.00

Class B Interest Schedule                                                                         Series 1996-1 Series 1996-2
- -------------------------                                                                         ------------- -------------
       Opening Class B Principal Balance                                                          4,797,281.23          0.00
       Class B Interest Rate                                                                              7.53%         0.00%
       30/360* Class B Interest Rate                                                                      0.63%         0.00%
       Current Class B Interest Distribution                                                         30,102.94          0.00
       Prior Class B Interest Arrearage                                                                   0.00          0.00
       Class B Interest Due                                                                          30,102.94          0.00


NOTES:
       (1) Prior Months Series ADCB presented to correctly reflect June 30,
           1996 ADCB less July month prepayments and defaults as per Principal Payment Amount definitions in the Prospectus dated
           April 11, 1996.
       (2) Correction for prior period months' principal overpayments resulting from the adjustments referenced by (1) above and applied to previous months.


Newcourt Receivables Assets Trust
Monthly Servicer Certificate - Schedules                                                                         July 1996

Class B Principal Schedule
     Opening Class B Principal Balance                                                              4,797,281.23        0.00
     Prior Months Series ADCB                                                            (1)      114,766,922.48        0.00
     Current Months Series ADCB                                                                   111,267,021.99        0.00
                                                                                                  --------------        ----
                                                                     Difference                     3,499,900.49        0.00
                                                                     Class B Share                          4.00%       0.00%
                                                                     Scheduled Principal Due          139,996.02        0.00
     Current Prepayments                                                                                    0.00        0.00
     Current Defaults                                                                                       0.00        0.00
                                                                     Class B Total Due                139,996.02        0.00
     Prior Class B Arrearage                                                                                0.00        0.00
     Adjustment to Class B Principal Balance Distribution                                  (2)        (27,462.58)
     Class B Principal Due                                                                            112,533.44        0.00
     Class B Principal Distribution                                                                   112,533.44        0.00
     Current Class B Arrearage                                                                              0.00        0.00
     Interim Class B Principal Balance after Current Distribution                                   4,684,747.79        0.00
     Accelerated Class B Distribution Amount                                                                0.00        0.00
     Ending Class B Principal Balance after Current Distribution                                    4,684,747.79        0.00


Class C Interest Schedule
     Opening Class C Principal Balance                                                            4,797,281.23          0.00
     Class A Interest Rate                                                                                9.05%         0.00%
     30/360* Class C Interest Rate                                                                        0.75%         0.00%
     Current Class C Interest Distribution                                                           36,179.50          0.00
     Prior Class Interest Arrearage                                                                       0.00          0.00
     Class C Default Rate                                                                                10.05%
     30/360* Class C Interest Default Rate                                                                0.84%
     Interest on Interest Arrearage                                                                       0.00
     Class C Interest Due                                                                            36,179.50          0.00
     Class C Interest Paid                                                                           36,179.50          0.00
     Class C Interest Arrearage                                                                           0.00          0.00

Class C Principal Schedule
     Opening Class C Principal Balance                                                            4,797,281.23          0.00
     Prior Months Series ADCB                                                            (1)      114,766,922.48        0.00
     Current Months Series ADCB                                                                   111,267,021.99        0.00
                                                                                                  --------------        ----
                                                                          Difference              3,499,900.49          0.00
                                                                          Class C Share                   4.00%         0.00%
                                                                          Scheduled Principal Due   139,996.02          0.00
     Prior Class C Arrearage                                                                              0.00          0.00
     Adjustment to Class B Principal Balance Distribution                                (2)        (27,462.58)
     Class C Principal Due                                                                          112,533.44          0.00
     Class C Principal Distribution                                                                 112,533.44          0.00
     Current Class C Arrearage                                                                            0.00          0.00
     Interim Class C Principal Balance after Current Distribution                                 4,684,747.79          0.00
     Accelerated Class C Distribution Amount                                                              0.00          0.00
     Ending Class C Principal Balance after Current Distribution                                  4,684,747.79          0.00


NOTES:
     (1) Prior Months Series ADCB presented to correctly reflect June 30,
         1996 ADCB less July month prepayments and defaults as per Principal Payment Amount definitions in the Prospectus dated April
         11, 1996.

     (2) Correction for prior period months' principal overpayments resulting from the adjustments referenced by (1) above and applied to previous months.


Monthly Servicer Certificate - Schedules                                                                         July 1996
Servicing Fee Schedule
     Contract Pool ADCB                                                                           115,777,793.14        0.00
     Servicing Rate                                                                                       0.60%         0.60%
     Monthly Servicing Rate                                                                               0.05%         0.05%
     Prior Servicing Fee Arrearage                                                                        0.00          0.00
     Current Servicer Fee                                                                            57,888.90          0.00
     Servicer Fee Due                                                                                57,888.90          0.00
     Current Servicing Fee Arrearage                                                                      0.00          0.00

Reserve Account Schedule                                                                          Series 1995-1 Series 1996-1
- ------------------------                                                                          ------------- -------------
         Prior Month Balance                                                                      1,199,320.35          0.00
         Series ADCB                                                                            111,267,021.99          0.00
         Required Balance (Series ADCB* 1.00%)                                                    1,112,670.22          0.00
         Deposit/(Release) from Reserve Account                                                     (86,650.13)         0.00
         Ending Reserve Account Balance                                                           1,112,670.22          0.00
                                                                                                  ------------          ----

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events                                                                July 1996

Restricting Event Calculations
   (1) Event of Default under the Servicing Agreement                                                     no
        (Yes/No)
       (a) ADCB Delinquencies                                                                     116,216,447
           3-Month Rolling Avg. ADCB
           Delinquency Ratio                                                                              0.60%
           Maximum Delinquency Ratio                                                                      2.00%
       (b) Annualized ADCB Defaulted Contracts Ratio                                                      0.27%
           Maximum Default Ratio                                                                          1.00%
       (c) Reserve plus APB Subordination                                                                 no
       (d) Restricting Event under any Indenture                                                          no

Portfolio Performance Tests                             1 Month Prior  2 Months Prior 3 Months Prior 4 Months Prior 5 Months Prior
- ---------------------------                             -------------  -------------- -------------  -------------- --------------
                                            Current:     (yes/no)       (yes/no)      (yes/no)        (yes/no)      (yes/no)
       Event of Default:                         no           no             no            no              no            no

                                                                                      Monthly        Weighted
Delinquencies                                           Delinquencies     ADCB      Delinquency      Average
- -------------                                           -------------     ----      -----------      -------
       0                                 2 months prior   740,468    121,604,525           0.61%          0.21%
                                         1 month prior    708,654    115,777,793           0.61%          0.21%
                                         Current         636,1376    111,267,022           0.57%          0.18%
                                                                                           -----          -----
                                                                                           0.60%          0.60%
                                                        Delinquency Ratio:                 0.60%
                                                        Maximum Delinquency Ratio:         2.00%

Charge-Offs                                                                           Monthly
                                                         Charge-Offs      ADCB        Defaults
       0                                 5 months prior         0             0            0.00%
                                         4 months prior    34,687    127,357,194           0.03%
                                         3 months prior     8,037    125,141,905           0.01%
                                         2 months prior     7,340    121,604,525           0.01%
                                         1 month prior     56,833    115,777,793           0.05%
                                         Current           27,072    111,267,022           0.02%
                                                         --------    -----------           -----
                                                          133,969    601,148,439           0.02%


                                         Average ADCB                              100,191,407
                                         Annualized Maximum Charge-Off Ratio:                    1.00%
                                                                                   -------------------
                                         1% of Average ADCB                         1,001,914
                                         Sum of Charge-Offs* 2                        267,938
                                         Annualized Charge-Off Ratio:                      0.27%
Enhancement Floor
       0                                 Enhancement Floor                          2,925,889
                                         Amounts on deposit in the Reserve Account  1,112,670
                                         ADCB less Aggregate Principal Amount
                                             of Class A Notes                       9,369,496
                                                                                   10,482,166


Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Certificate Schedules                                               July 1996
Certificate Factors                      Series 1996-1  Series 1996-2
       Class A
       Current A Balance                                        0
                                         101,897,526
       Initial A Balance                                        0
                                         119,656,814
       Certificate Factor:               0.8515814745           0


       Class B
       Current B Balance                     4,684,748          0
       Initial B Balance                     5,202,470          0
       Certificate Factor:               0.9004853061           0


       Class C
       Current C Balance                     4,684,748          0
       Initial C Balance                     5,202,470          0
       Certificate Factor:               0.9004853061           0


                                                                          Monthly
Delinquencies                            Delinquencies      ADCB       Delinquencies
       Current                           105,645,920    111,267,022         94.95%
       31-60 Days Past Due                4,984,964     111,267,022          4.48%
       61-90 Days Past Due                  636,137     111,267,022          0.57%
